UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2021

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	901112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Broadway, Floor 11

New York, New York 10018

(Address of principal executive offices) (Zip Code)

(855) 524-1300

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2021, Vroom, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). A total of 109,457,836 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), were present in person or represented by proxy at the Meeting, representing approximately 80.21% percent of the Company’s outstanding Common Stock as of the April 26, 2021 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2021.

Item 1 — Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders to be held in 2022.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert J. Mylod, Jr.	88,710,580	10,033,907	10,713,349
Scott A. Dahnke	79,383,191	19,361,296	10,713,349
Michael J. Farello	96,492,573	2,251,914	10,713,349
Paul J. Hennessy	97,322,314	1,422,173	10,713,349
Laura W. Lang	96,600,996	2,143,491	10,713,349
Laura G. O’Shaughnessy	81,594,415	17,150,072	10,713,349
Paula B. Pretlow	97,597,036	1,147,451	10,713,349
Frederick O. Terrell	97,219,091	1,525,396	10,713,349

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes

108,469,996	38,395	949,445	0

Item 3 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes ABSTAINED	Broker Non-Votes
96,754,638	195,789	825,791	968,269	10,713,349

Based on the foregoing votes, the eight director nominees were elected, Item 2 was approved, and the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results and consistent with the Board of Directors’ recommendation, once an advisory vote on the compensation of the Company’s named executive officers is required to be held at the 2023 annual meeting of stockholders, the Board of Directors has determined to hold such advisory vote every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: June 28, 2021	By:	/s/ David K. Jones
David K. Jones
Chief Financial Officer